EXHIBIT 10.6

                    GUARANTEE AGREEMENT dated as of April __, 1996 by
               CLARK-SCHWEBEL HOLDINGS, INC., a Delaware corporation (the "Parent"), CS FINANCE CORPORATION OF DELAWARE, a Delaware corporation ("CS Finance"), FORT MILL A INC., a Delaware corporation ("Fort Mill"), CLARK-SCHWEBEL, INC., a Delaware corporation (the "Company"), and each other Domestic Subsidiary of the Borrower (each of the Parent, CS Finance and such Domestic Subsidiaries, a "Guarantor"), and CHEMICAL BANK, a New York banking corporation, as collateral agent (in such capacity, the "Collateral Agent") for the Secured Parties (as defined in the Credit Agreement referred to below).

          Reference is made to the Credit Agreement dated as of April __, 1996 (as amended or modified from time to time, the "Credit Agreement"), among Clark-S Acquisition Corporation, a Delaware corporation (the "Purchaser"), the Parent, the financial institutions party thereto, as lenders (the "Lenders"), Chemical Bank, a New York banking corporation, as agent (in such capacity, the "Administrative Agent"), as collateral agent (in such capacity, the "Collateral Agent"), as documentation agent (in such capacity, the "Documentation Agent") and as syndication agent (in such capacity, the "Syndication Agent") for the Lenders, Chemical Bank Delaware, a Delaware banking corporation, as issuing bank (in such capacity, the "Issuing Bank"), and Bankers Trust Company, a New York banking corporation, Fleet National Bank, a national banking association, and NationsBank, N.A., a national banking association, as co-agents (in such capacity, each a "Co-Agent").

          On the Closing Date, the Purchaser will merge (the "Fort Mill Merger") into Fort Mill A Inc. ("Fort Mill"), with Fort Mill as the surviving corporation and CS Finance will merge into the Company, with the Company as the surviving corporation. On the first Business Day following the Closing Date, Fort Mill will merge (the "Post-Closing Merger") into the Company, with the Company as the surviving corporation. As used in this Agreement "Borrower" shall mean (i) initially, the Purchaser, (ii) upon consummation of the Fort Mill Merger, Fort Mill, as the surviving corporation of the Fort Mill Merger, and (iii) upon consummation of the Post-Closing Merger, the Company, as the surviving corporation of the Post-Closing Merger.

          The Lenders and the Issuing Bank, respectively, have agreed to make Loans to the Borrower and to issue Letters of Credit for the account of the Borrower pursuant to, and on the terms and subject to the conditions specified in, the Credit Agreement.

          The obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit under the Credit Agreement are conditioned upon, among other things, the execution and delivery by each Guarantor of a guarantee agreement in the form hereof. In order to induce the Lenders to make Loans and the Issuing Bank to issue Letters of Credit, each Guarantor is willing to execute and deliver this Agreement.

          Accordingly, the Guarantors and the Collateral Agent, on behalf of itself and each other Secured Party (and each of their successors and assigns), hereby agree as follows:

          SECTION 1. Definition of Terms Used Herein. All capitalized terms used but not defined herein shall have the meanings set forth in the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement).

          SECTION 2. Guarantee. Each Guarantor absolutely and unconditionally guarantees, as a primary obligor and not merely as a surety, the due and punctual payment by the Borrower of (a) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (b) each payment required to be made by the Borrower under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral, (c) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of each Loan Party to the Secured Parties under the Credit Agreement, this Guarantee Agreement and the other Loan Documents to which such Loan Party is or is to be a party and (d) all obligations of each Loan Party under each Rate Protection Agreement and Currency Protection Agreement entered into with any Lender (all the foregoing obligations being referred to collectively as the "Obligations"). Each Guarantor further agrees that the Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Obligation.

          Anything contained in this Agreement and the other Loan Documents to the contrary notwithstanding, the obligations of each Domestic Subsidiary of the Borrower hereunder and under the other Loan Documents shall be limited to a maximum aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any applicable provisions of comparable state or foreign law (collectively, the "Fraudulent Transfer Laws"), in each case after giving effect to all other liabilities of such Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws (specifically excluding, however, any liabilities of such Guarantor in respect of intercompany indebtedness to the Borrower or Affiliates of the Borrower to the extent that such indebtedness would be discharged in an amount equal to the amount paid by such Guarantor hereunder) and after giving effect as assets to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation, contribution, reimbursement, indemnity or similar rights of such Guarantor pursuant to (a) applicable law or (b) any agreement providing for an equitable allocation among such Guarantor and other Affiliates of the Borrower of obligations arising under guarantees by such parties.

          SECTION 3. Obligations Not Waived. Each Guarantor waives presentment to, demand of payment from and protest to the Borrower of any of the Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment and any other notices. The obligations of each Guarantor hereunder shall not be affected by (a) the failure of the Collateral Agent or any other Secured Party to assert any claim or demand or to enforce any right or remedy against any other Loan Party under the provisions of any Loan Document or otherwise; (b) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, any Loan Document, any guarantee or any other agreement; (c) the release of any security held by the Collateral Agent or any other Secured Party for the Obligations or any of them; or (d) the failure of the Collateral Agent or any other Secured Party to exercise any right or remedy against any other guarantor of the Obligations.

          SECTION 4. Security. Each Guarantor authorizes the Collateral Agent and each of the other Secured Parties, in accordance with the terms and subject to the conditions set forth in the Security Documents to which such Guarantor is a party, if any, to (a) take and hold security for the payment of this guarantee or the Obligations and exchange, enforce, waive and release any such security,
(b) apply such security and direct the order or manner of sale thereof as set forth in the Security Documents or, if not set forth therein, as they in their sole discretion determine and (c) release or substitute any one or more endorsees, other guarantors or other obligors.

          SECTION 5. Guarantee of Payment. Each Guarantor further agrees that its guarantee hereunder constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Collateral Agent or any other Secured Party to the Collateral or any other security held for payment of the Obligations or to any balance of any deposit account or credit on the books of the Collateral Agent or any other Secured Party in favor of the Borrower or any other person.

          SECTION 6. No Discharge or Diminishment of Guarantee. The obligations of the Guarantors hereunder shall be absolute and unconditional and shall not be subject to any reduction, limitation, impairment or termination for any reason, including, without limitation, any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any setoff, counterclaim, deduction, diminution, abatement, suspension, deferment, reduction, recoupment, termination or defense (other than full satisfaction of the Obligations) whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be released, discharged or impaired or otherwise affected by any circumstance or condition whatsoever (whether or not the Borrower, such Guarantor, the Collateral Agent or any other Secured Party has knowledge thereof) that may or might in any manner or to any extent vary the risk of such Guarantor or otherwise operate as a discharge of such Guarantor as a matter of law or equity (other than the payment in full of all the Obligations, the termination of the Commitments thereunder and the termination of the Letters of Credit), including, without limitation:

          (a) any termination, amendment, modification, addition, deletion or supplement to or other change to any of the terms of any Loan Document or any other instrument or agreement applicable to any of the parties hereto or thereto, or any assignment or transfer of any thereof, or any furnishing or acceptance of security, or any release of any security, for any Obligations of the Borrower or any Guarantor hereunder or thereunder, or the failure of any security or the failure of any person to perfect any interest in the Collateral or any other collateral;

          (b) any failure, forbearance, omission or delay on the part of the Borrower or the Guarantor or the Collateral Agent or any other Secured Party to conform or comply with any term of any Loan Document or any other instrument or agreement, or any failure to give notice to the Borrower or any Guarantor of the occurrence of an Event of Default or any Default occurring under the Credit Agreement or any default under any other Loan Document;

          (c) any waiver of the payment, performance or observance of any of the obligations, conditions, covenants or agreements contained in any Loan Document, or any other waiver, consent, extension, renewal, indulgence, compromise, release, settlement, refunding or other action or inaction under or in respect of any Loan Document or any other instrument or agreement, or under or in respect of any obligation or liability of the Borrower or any Guarantor or the Collateral Agent or any other Secured Party or any exercise or non-exercise of any right, remedy, power or privilege under or in respect of any Loan Document or such instrument or agreement or any such obligation or liability;

          (d) any extension of the time for payment of the principal of or interest on any Obligation, or of the time for performance of any other obligation, covenant or agreement under or arising out of any Loan Document, or the extension or the renewal of any thereof;

          (e) the exchange, surrender, substitution or modification of, or the furnishing of any additional, collateral security for the Obligations;

          (f) any failure, omission or delay on the part of the Collateral Agent or any other Secured Party to enforce, assert or exercise any right, power or remedy conferred on it in any Loan Document, or any such failure, omission or delay on the part of the Collateral Agent or any other Secured Party in connection with any Loan Document or any other action or inaction on the part of the Collateral Agent or any other Secured Party;

          (g) to the extent permitted by applicable law, any voluntary or involuntary bankruptcy, insolvency, reorganization, moratorium, arrangement, adjustment, readjustment, composition, assignment for the benefit of creditors, receivership, conservatorship, custodianship, liquidation, marshalling of assets and liabilities or similar proceedings with respect to the Borrower or any Guarantor or any other person or any of their respective properties or creditors, or any action taken by any trustee or receiver or by any court in any such proceeding (including, without limitation, any automatic stay incident to any such proceeding);

          (h) any limitation on the liability or obligations of the Borrower or any Guarantor under any Loan Document or any other instrument or agreement, that may now or hereafter be imposed by any statute, regulation, rule of law or otherwise, or any discharge, termination, cancellation, frustration, irregularity, invalidity or unenforceability, in whole or in part, of any thereof;

          (i) any merger, consolidation or amalgamation of the Borrower or any Guarantor into or with any other person, or any sale, lease or transfer of any of the assets of the Borrower or such Guarantor to any other person;

     (j) any change in the ownership of any shares of capital stock of the Borrower or any Guarantor;

          (k) to the extent permitted by applicable law, any release or discharge, by operation of law, of the Borrower or any Guarantor from the performance or observance of any obligation, covenant or agreement contained in any Loan Document; or

          (l) any other occurrence, circumstance, happening or event whatsoever, whether similar or dissimilar to the foregoing, whether foreseen or unforeseen and any other circumstance that might otherwise constitute a legal or equitable defense, release or discharge (including the release or discharge of the liabilities of a guarantor or surety) or that might otherwise limit recourse against the Borrower or any Guarantor, whether or not such Borrower or the Guarantor shall have notice or knowledge of the foregoing.

          SECTION 7. Continued Effectiveness. Each Guarantor further agrees that its guarantee shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded, invalidated, declared to be fraudulent or preferential, or must otherwise be returned, refunded, repaid or restored by the Collateral Agent or any other Secured Party for any reason whatsoever, including, without limitation, upon the bankruptcy or reorganization of the Borrower, any Guarantor (in the case of such Guarantor, to the extent permitted under applicable law) or otherwise.

          SECTION 8. Subrogation. In furtherance of the foregoing and not in limitation of any other right that the Collateral Agent or any other Secured Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of the Borrower or such Guarantor to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will, upon receipt of written demand by the Collateral Agent or any other Secured Party, forthwith pay, to the Collateral Agent for distribution to the Secured Parties in accordance with the Credit Agreement in cash the amount of such unpaid Obligation. Notwithstanding any provision of this Agreement to the contrary, all rights of each Guarantor for subrogation under applicable law or otherwise shall be fully subordinated to the payment in full of the Obligations and may not be exercised or asserted until payment in full of the Obligations, termination of the Commitments and termination of the Letters of Credit.

          Each Guarantor agrees that, as between such Guarantor, on the one hand, and the Collateral Agent and the other Secured Parties, on the other hand,
(a) the maturity of the Obligations guaranteed hereby may be accelerated as provided in the Credit Agreement for the purposes of such Guarantor's guarantee herein, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the Obligations guaranteed hereby and (b) in the event of any declaration of acceleration of such Obligations as provided in the Credit Agreement, such Obligations (whether or not due and payable) shall forthwith become due and payable in full by such Guarantor for purposes of this Agreement.

          SECTION 9. Information. Each Guarantor assumes all responsibility for being and keeping itself informed of the Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Collateral Agent and the other Secured Parties will have any duty to advise any of the Guarantors of information known to it or any of them regarding such circumstances or risks.

          SECTION 10. Representations and Warranties. Each Guarantor represents and warrants to and with the Collateral Agent and each other Secured Party that all representations and warranties contained in the Loan Documents that relate to such Guarantor are true and correct in all material respects.

          SECTION 11. Notices. All communications and notices to the Borrower, the Collateral Agent or any Lender hereunder shall be in writing and given as provided in the Credit Agreement. Notices and other communications to any Guarantor hereunder shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, to it at its address (or telecopy number) set forth in Schedule I hereto. All notices and other communications given to any Guarantor hereunder in accordance with the foregoing sentence shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service or sent by telecopy or on the date five Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such Guarantor as provided in this Section 11 or in accordance with the latest unrevoked direction from such Guarantor given in accordance with this Section 11.

          SECTION 12. Survival of Agreement. All covenants, agreements, representations, warranties and guarantees made by each Guarantor hereunder and in any certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Secured Parties and shall survive the making by the Lenders of the Loans and the issuance by the Issuing Bank of any Letter of Credit, regardless of any investigation made by the Secured Parties or on their behalf, and shall continue in full force and effect as long as any of the Obligations is outstanding and unpaid, and the Commitments and the Letters of Credit have not been terminated; provided, however, that upon the sale of all the capital stock of any Guarantor (or the sale of all of the capital stock of any corporation that owns all of the capital stock of any Guarantor) in a manner that is permitted by the Credit Agreement, the guarantee hereunder of such Guarantor made hereunder shall automatically terminate upon such sale.

          SECTION 13. Binding Effect; Assignments. This Agreement shall become effective as to each Guarantor when a counterpart hereof executed on behalf of such Guarantor shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Guarantor and the Collateral Agent and their respective successors and assigns, and shall inure to the benefit of each Guarantor, the Collateral Agent and the other Secured Parties and their respective successors and assigns, except that no Guarantor shall have the right to assign its rights hereunder or any interest herein or in the Collateral (and any such attempted assignment shall be void) except as expressly contemplated by this Agreement or the other Loan Documents.

          SECTION 14. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and permitted assigns of such party, and all covenants, promises and agreements by or on behalf of any Guarantor or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

          SECTION 15.  GOVERNING LAW.  THIS AGREEMENT SHALL BE
GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF
THE STATE OF NEW YORK.

          SECTION 16. Waivers; Amendment. (a) No failure or delay of the Collateral Agent or any other Secured Party in exercising any power or right hereunder or under any other Loan Document and no course of dealing between the parties hereto or thereto shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent hereunder and of the other Secured Parties hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provisions of this Agreement or any other Loan Document or consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Guarantor in any case shall entitle such Guarantor to any other or further notice or demand in similar or other circumstances.

          (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between any Guarantor and the Collateral Agent, with the prior written consent of the Required Lenders.

          SECTION 17. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 17.

          SECTION 18. Severability. In case any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect with respect to any Guarantor, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

          SECTION 19. Right of Setoff. If an Event of Default shall have occurred and be continuing under the Credit Agreement, each Secured Party is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Secured Party to or for the credit or the account of each Guarantor against any and all the obligations of such Guarantor now or hereafter existing under this Agreement irrespective of whether or not such Secured Party shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Secured Party under this Section 19 are in addition to any other rights and remedies (including other rights of setoff) that such Secured Party may have.

          SECTION 20. Jurisdiction; Consent to Service of Process. (a) Each Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Collateral Agent or any other Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against any Guarantor or its properties in the courts of any jurisdiction.

          (b) Each Guarantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

          (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 11. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

          SECTION 21. Termination. This Agreement and the guarantee made hereunder shall terminate when all the Obligations have been paid in full and the Lenders have no further commitment to lend under the Credit Agreement, no Letters of Credit are outstanding and the Issuing Bank has no further obligation to issue Letters of Credit under the Credit Agreement. Upon (a) the termination of this Agreement and the guarantee made hereunder in accordance with the preceding sentence and (b) the request of any Guarantor, the Collateral Agent shall execute and deliver to such Guarantor, at such Guarantor's own cost and expense, an acknowledgement of such termination reasonably satisfactory to such Guarantor.

          SECTION 22. Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

     SECTION 23. Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument.

          SECTION 24. Additional Guarantors. Pursuant to Section 5.11 of the Credit Agreement, each Domestic Subsidiary that was not in existence or not a Subsidiary on the date thereof is required to enter into this Agreement as a Guarantor upon becoming a Domestic Subsidiary (other than any Joint Venture). Upon execution and delivery, after the date hereof, by the Collateral Agent and a Domestic Subsidiary of an instrument in the form of Annex 1, such Domestic Subsidiary shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor hereunder. The execution and delivery of any such instrument shall not require the consent of any Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Agreement.

          IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                              CLARK-SCHWEBEL HOLDINGS, INC.,

                                by

                                   Name:
                                   Title:

                              FORT MILL A INC.,


                                by
                                   -----------------------------------
                                   Name:
                                   Title:

                       CS FINANCE CORPORATION OF DELAWARE,

                                by
                                   -----------------------------------
                                   Name:
                                   Title:

                              CLARK-SCHWEBEL, INC.

                                by
                                    ---------------------------------
                                    Name:
                                    Title:

     CHEMICAL BANK, as Collateral Agent,


                                by

                                   Name:
                                   Title:

                                                       Annex 1 to
                                          the Guarantee Agreement




                    SUPPLEMENT NO. dated as of [ ], to the Guarantee Agreement dated as of April __, 1996 (the "Guarantee Agreement"), by CLARK-SCHWEBEL HOLDINGS, INC. (the "Parent'), certain other guarantors and each of the Domestic Subsidiaries (as defined in the Credit Agreement) party thereto (the Parent, such other guarantors and the Domestic Subsidiaries collectively, the "Guarantors") and CHEMICAL BANK, a New York banking corporation ("Chemical Bank"), as collateral agent (the "Collateral Agent") for the Secured Parties (as defined in the Credit Agreement referred to below).


          A. Reference is made to the Credit Agreement dated as of April __, 1996 (as amended or modified from time to time, the "Credit Agreement"), among Clark-Schwebel, Inc., as ultimate successor by merger to Clark-S Acquisition Corporation (the "Borrower"), the Parent, the financial institutions party thereto, as lenders, (the "Lenders"), Chemical Bank, a New York banking corporation, as agent (in such capacity, the "Administrative Agent"), as collateral agent (in such capacity, the "Collateral Agent") for the Lenders, as documentation agent (in such capacity, the "Documentation Agent") and as syndication agent (in such capacity, the "Syndication Agent"), Chemical Bank Delaware, a Delaware banking corporation, as issuing bank (in such capacity, the "Issuing Bank"), and Bankers Trust Company, a New York banking corporation, Fleet National Bank, a national banking association, and NationsBank, N.A., a national banking association, as co-agents (in such capacity, each a "Co-Agent").

          B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Guarantee Agreement and the Credit Agreement.

          C. Certain Domestic Subsidiaries have entered into the Guarantee Agreement in order to induce the Lenders to make Loans to the Borrower and to induce the Issuing Bank to issue Letters of Credit for the account of the Borrower pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. Pursuant to Section 5.11 of the Credit Agreement, each Domestic Subsidiary that was not in existence or not a Domestic Subsidiary on the date thereof is required to enter into the Guarantee Agreement as a Guarantor upon becoming a Domestic Subsidiary (other than the Joint Ventures).
Section 24 of the Guarantee Agreement provides that additional Domestic Subsidiaries may become Guarantors under the Guarantee Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned (the "New Guarantor") is a Domestic Subsidiary and is executing this Supplement in accordance with the requirements of the Credit Agreement to become a


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Guarantor under the Guarantee Agreement in order to induce the Lenders to make additional Loans and the Issuing Bank to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

          Accordingly, the Collateral Agent and the New Guarantor agree as follows:

          SECTION 1. In accordance with Section 24 of the Guarantee Agreement, the New Guarantor by its signature below becomes a Guarantor under the Guarantee Agreement with the same force and effect as if originally named therein as a Guarantor and the New Guarantor hereby agrees to all the terms and provisions of the Guarantee Agreement applicable to it as a Guarantor thereunder. Each reference to a "Guarantor" in the Guarantee Agreement shall be deemed to include the New Guarantor. The Guarantee Agreement is hereby incorporated herein by reference.

          SECTION 2. The New Guarantor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

          SECTION 3. This Supplement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Guarantor and the Collateral Agent.

          SECTION 4. Except as expressly supplemented hereby, the Guarantee Agreement shall remain in full force and effect.

          SECTION 5.  THIS SUPPLEMENT SHALL BE GOVERNED BY, AND
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW
YORK.

          SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, neither party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Guarantee Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

          SECTION 7. All communications and notices to the Borrower, the Collateral Agent or any Lender hereunder shall be in writing and given as provided in the Credit Agreement. All communications and notices hereunder to the New Guarantor shall be in writing and given to it at the address set forth under its signature, which supplements Schedule I to the Guarantee Agreement, with a copy to the Borrower.

          SECTION 8. The New Guarantor agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursement of counsel for the Collateral Agent.


          IN WITNESS WHEREOF, the parties hereto have duly executed this Supplement to the Guarantee Agreement as of the day and year first above written.


                                   [NAME OF NEW GUARANTOR],

                                    by

                                     Name:
                                     Title:
                                     Address:




                       CHEMICAL BANK, as Collateral Agent,

                                    by

                                     Name:
                                     Title: